SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS

                                   --------

                  Deutsche EAFE( (Reg. TM)) Equity Index Fund


The following information replaces the existing disclosure contained under the "Portfolio Manager(s)" sub-heading of the "MANAGEMENT" section of the summary section of the fund's prospectus.


PATRICK DWYER. Vice President of Northern Trust Investments, Inc. Portfolio Manager of the fund. Began managing the fund in 2015.


THOMAS O'BRIEN, CFA. Vice President of Northern Trust Investments, Inc. Portfolio Manager of the fund. Began managing the fund in 2013.


The following information replaces the existing disclosure contained under the "MANAGEMENT" sub-heading of the "FUND DETAILS" section of the fund's prospectus.


PATRICK DWYER. Vice President of Northern Trust Investments, Inc. Portfolio Manager of the fund. Began managing the fund in 2015.

o  Head of the International Equity Index group in Chicago.

o Prior to his current role, he was a senior portfolio manager responsible for the management of international equity index portfolios in developed, emerging, and frontier markets, and currency and futures overlays for Northern Trust. Prior to joining Northern Trust in 2003, he participated in the Deutsche Asset Management graduate training program.

o  BS, Rutgers University.


THOMAS O'BRIEN, CFA. Vice President of Northern Trust Investments, Inc. Portfolio Manager of the fund. Began managing the fund in 2013.

o  Portfolio Manager for the International Equity Index group in Chicago.

o Prior to joining Northern Trust in November 2004, he was a Principal at State Street Global Advisors focusing on US index strategies.

o  BS, University of Rhode Island; MBA, Suffolk University.


               Please Retain This Supplement for Future Reference


July 10, 2015
PROSTKR-508
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